UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SkillSoft Public Limited Company

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

This filing consists of a script to be used by SkillSoft PLC’s proxy solicitor, Georgeson Inc. in speaking with SkillSoft ADS holders.

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Proposed acquisition by SSI Investments III Limited (“SSI Investments”) (a company formed by funds sponsored by Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC) of the entire issued and to be issued share capital of SkillSoft PLC to be effected by means of a Scheme of Arrangement under Section 201 of the Irish Companies Act 1963.

We are: GEORGESON INC., 199 Water Street, 26th Floor, New York, New York 10038, United States

PROXY SOLICITATION SCRIPT

•	“Hello, may I please speak to [SkillSoft ADS holder]?”

•

“Good morning/afternoon/evening, my name is [X]. I am calling on behalf of SkillSoft PLC in relation to the proposed acquisition of SkillSoft by a company formed by funds sponsored by Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC. I understand you hold SkillSoft ADSs. Can I confirm this is correct?”

•

“Thank you. The purpose of this call is to ensure you have received/viewed/accessed all the relevant information in relation to the proposed acquisition and, inasmuch as I can, answer any queries that you have. Before I proceed, I should tell you that this call may be recorded.”

•

[Then] “You should have recently received/viewed/accessed a Proxy Statement/Scheme Document regarding the recommended acquisition of SkillSoft by SSI Investments, which was mailed on or about 12 March 2010. As part of this document, you should have received a notice of Court Meeting and Extraordinary General Meeting of SkillSoft from SkillSoft’s Depositary, The Bank of New York Mellon Corporation, and an ADS Voting Instruction Card. May I confirm that you have received all these documents.”

•	[If they have not received documents] “We can arrange for replacement or PDF documents to be sent if you wish.” [Take full details onto an enquiry form and finish call]

•

[If docs received] “In those documents the Board of SkillSoft and the Board of SSI Investments confirmed that they had reached agreement on the terms of a recommended acquisition for cash of SkillSoft. This is to be effected by means of a scheme of arrangement under Irish company law.”

•	“Do you have any questions with regard to the Acquisition or the Scheme?”

•

[If yes—provide answers according to the Q&A set out in the Proxy Statement/Scheme Document; if question refers to the Go-Shop process, provide answers according to Section 9 of Part I in the Proxy Statement/Scheme Document; if unable to help further, take down questions on query form and finish the call]

•	“Are you aware that the Acquisition will only go ahead provided the resolutions to be considered at the Court Meeting and the EGM on 6 April 2010, are passed?”

•

[If yes] Proceed to next paragraph. [If no] “Would you like me to describe the Resolutions, and what will happen at the Court Meeting and the EGM?” [Proceed to answers 9 to 18 in the Q&A set out in the Proxy Statement/Scheme Document]

•	“Do you intend to complete the ADS Voting Instruction Card to enable the Depositary vote the SkillSoft Shares representing your SkillSoft ADSs at the Court Meeting and the EGM on 6 April 2010?”

•

[If Private/Undecided/don’t intend to submit ADS Voting Instruction Card] “May I remind you that, as outlined in the Proxy Statement/Scheme Document, the Board of SkillSoft (which has been advised by Credit Suisse Securities (USA) LLC (“Credit Suisse”)) unanimously recommends that SkillSoft Securityholders vote in favour of the resolutions to be proposed at the Court Meeting and the EGM, as they intend to do in respect of their own beneficial shareholdings in SkillSoft.”

•

[If FIRM intention to complete and submit ADS Voting Instruction Card] “May I remind you that Court Meeting and EGM are scheduled for 6 April 2010 to be held at 9.00 a.m. and 9.15 a.m. Irish Standard Time, respectively. You are requested to submit your ADS Voting Instruction Card, which must be received by 29 March 2010 to be considered in the vote at the Court Meeting and/or EGM.”

•	“Do you know where to return the ADS Voting Instruction Card to?”

•	[If yes] [Proceed to question below regarding the ADS holder’s intentions with regard to the Scheme]

•

[If no] “You can return it by post to Proxy Tabulator for SkillSoft PLC, P.O. Box 8016, Cary, North Carolina 27512-9903, USA so as to be received as soon as possible and, in any event, not later than 5.00 p.m. (EST) on 29 March 2010. Alternatively, you may submit your ADS Voting instructions via telephone by calling the number printed at the top of your ADS Voting Instruction Card or via the Internet at www.proxypush.com/skil. To dial in or log in you will need your ADS Voting Instruction Card.”

•	[After dealing with ADS Voting Instruction Card issues, ask about the Acquisition] “May I ask you what your intentions are with regard to the Scheme?” Record the answer.

•	[If FIRM intention to vote in favour of the Scheme] “May I just remind you to submit your ADS Voting Instruction Card on time. Thank you for your time, goodbye.” End Call

•	[IF FIRM intention to vote against Scheme] “Thank you for your time, goodbye.” End Call

•

[If Private/Undecided] “May I remind you that, as described in the Proxy Statement/Scheme Document, the Board of SkillSoft (which has been advised by Credit Suisse) unanimously recommends that SkillSoft Securityholders vote in favour of the resolutions to be proposed at the Court Meeting and the EGM, as they intend to do in respect of their own beneficial shareholdings in SkillSoft.”

•

If any questions constituting advice or solicit an opinion: “Unfortunately, for legal reasons, I am not authorised to answer questions of that nature. If you have queries relating to Investment Advice please consult your Stockbroker or Independent Financial Adviser.”

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About SkillSoft

SkillSoft PLC (NASDAQ: SKIL) is a leading SaaS provider of on-demand e-learning and performance support solutions for global enterprises, government, education and small to medium-sized businesses. SkillSoft enables business organizations to maximize business performance through a combination of comprehensive e-learning content, online information resources, flexible learning technologies and support services.

Content offerings include business, IT, desktop, compliance and consumer/SMB courseware collections, as well as complementary content assets such as Leadership Development Channel video products, KnowledgeCenter(TM) portals, virtual instructor-led training services and online mentoring services. SkillSoft’s Books24x7(R) product offering includes access to more than 18,000 digitized IT and business books, as well as book summaries and executive reports. Technology offerings include the SkillPort(R) learning management system, Search-and-Learn(R), SkillSoft(R) Dialogue(TM) and virtual classroom.

SkillSoft courseware content described herein is for information purposes only and is subject to change without notice. SkillSoft has no obligation or commitment to develop or deliver any future release, upgrade, feature, enhancement or function described in this press release except as specifically set forth in a written agreement.

SkillSoft, the SkillSoft logo, SkillPort, Search-and-Learn, SkillChoice, Books24x7, ITPro, BusinessPro, OfficeEssentials, GovEssentials, EngineeringPro, FinancePro, AnalystPerspectives, ExecSummaries, ExecBlueprints, Express Guide and Dialogue are trademarks or registered trademarks of SkillSoft PLC in the United States and certain other countries. All other trademarks are the property of their respective owners, countries.

Legal Information

The directors of SkillSoft accept responsibility for the information contained in this announcement, other than that relating to SSI Investments III Limited, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC and the directors of SSI Investments III Limited and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of SkillSoft (who have taken all reasonable care to ensure such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of SSI Investments III Limited accept responsibility for the information contained in this Announcement relating to SSI Investments III Limited, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC and the directors of SSI Investments III Limited and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of SSI Investments III Limited (who have taken all reasonable care to ensure such is the case, the information contained in this announcement for which they accept responsibility) is in accordance with the facts and does not omit anything likely to affect the import of such information.

Credit Suisse Securities (USA) LLC (“Credit Suisse”), which is regulated under the laws of the United States of America, is acting for SkillSoft and for no one else in connection with the Acquisition and will not be responsible to any person other than SkillSoft for providing the protections afforded to clients of Credit Suisse, nor for providing advice in relation to the Acquisition, the content of this announcement or any transaction or any matter referred to herein. Neither Credit Suisse nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Credit Suisse in connection with this announcement, any transaction, any statement contained herein or otherwise.

Morgan Stanley, which is regulated under the laws of the United States of America, is acting as lead financial advisor to SSI Investments and the Investor Group and no one else in connection with the Acquisition and will not be responsible to anyone other than SSI Investments and the Investor Group for providing the protections afforded to clients of Morgan Stanley or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein. Neither Morgan Stanley nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Morgan Stanley in connection with this announcement, any transaction, any statement contained herein or otherwise.

WilmerHale and William Fry are acting as legal advisors to SkillSoft. Ropes & Gray LLP and Mason Hayes+Curran are acting as legal advisors to SSI Investments III Limited, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC.

This announcement does not constitute an offer to purchase, sell, subscribe for or exchange or the solicitation of an offer to purchase, sell, subscribe for or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise.

Capitalised terms used but not otherwise defined herein shall have the meanings given to such terms in the Rule 2.5 Announcement.

Any response in relation to the Acquisition should be made only on the basis of the information contained in the definitive Proxy Statement (comprising the Scheme Document). SkillSoft Securityholders are advised to read carefully the formal documentation in relation to the proposed transaction once the definitive Proxy Statement (comprising the Scheme Document) has been despatched.

Safe Harbour Forward-Looking Statements

This announcement includes information that constitutes forward-looking statements made pursuant to the safe harbour provision of the Private Securities Litigation Reform Act of 1995. Statements in this announcement regarding the proposed transaction between SSI Investments III Limited and SkillSoft, the expected timetable for completing the transaction and any other statements about SSI Investments III Limited’s and SkillSoft’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. Any such forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. Factors that could cause or contribute to such differences include competitive pressures, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation and other risk factors disclosed under the heading “Risk Factors” in SkillSoft’s Quarterly Report on Form 10-Q for the quarterly period ended 31 October 2009, as filed with the Securities and Exchange Commission. The forward-looking statements provided by SSI Investments III Limited and SkillSoft in this announcement represent the views of SSI Investments III Limited and SkillSoft as of the date of this announcement. SSI Investments III Limited and SkillSoft anticipate that subsequent events and developments may cause their views to change. However, while SSI Investments III Limited and SkillSoft may elect to update these forward-looking statements at some point in the future, SSI Investments III Limited and SkillSoft specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SSI Investments III Limited’s or SkillSoft’s views as of any date subsequent to the date of this announcement.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, one per cent., or more of any class of ‘relevant securities’ of SkillSoft, all ‘dealings’ in any ‘relevant securities’ of SkillSoft (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3.30 pm (Dublin time) on the business day following the date of the relevant transaction. This requirement will continue until the date on which the scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of SkillSoft, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of SkillSoft by SSI Investments III Limited or SkillSoft, or by any of their respective ‘associates’ must also be disclosed by no later than 12 noon (Dublin time) on the business day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed can be found on the Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 (0)1 678 9020; fax number +353 (0)1 678 9289.

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction in respect of which it would be unlawful to do so, including (but not limited to) Canada, South Africa, Australia and Japan. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

IMPORTANT ADDITIONAL INFORMATION ABOUT THE SCHEME OF ARRANGEMENT AND WHERE TO FIND IT

In connection with the proposed scheme of arrangement, SkillSoft has filed with the U.S. Securities and Exchange Commission, or SEC, a Definitive Proxy Statement (comprising the Scheme Document). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE SCHEME OF ARRANGEMENT AND THE PARTIES THERETO. Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed with the SEC by SkillSoft through the website maintained by the SEC at http://www.sec.gov. In addition, investors and security holders are able to obtain free copies of the Proxy Statement from SkillSoft by contacting by contacting SkillSoft PLC, Attention: Investor Relations, 107 Northeastern Boulevard, Nashua, New Hampshire 03062, USA; (tel) +1(603)324-3000.

SkillSoft and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by this scheme of arrangement. Information regarding SkillSoft’s directors and executive officers is contained in SkillSoft’s Annual Report on Form 10-K for the year ended 31 January 2009 supplemented by Form 10-K/A dated 28 May 2009 and its Proxy Statement on Schedule 14A, dated 26 August 2009, which are filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov.